SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 17, 1999
                        ---------------------------------
                        (Date of earliest event reported)

                         METROMEDIA FIBER NETWORK, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        Delaware                   000-23269                     11-3168327
------------------------     ---------------------           -------------------
(State of Incorporation)     (Commission File No.)             (IRS Employer
                                                             Identification No.)

                           One North Lexington Avenue,
                          White Plains, New York 10601
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (914) 421-6700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5. Other events.

            On November 17, 1999, the Registrant completed its public underwritten registered offerings of $750 million of its 10% Senior Notes due 2009 and (euro)250 million of its 10% Senior Notes due 2009. The material terms of the notes are set forth in the indenture between the Registrant and The Bank of New York, as trustee, which is attached as Exhibit 4.1 to this Current Report on Form 8-K. In addition, the underwriting agreement relating to the issuance and sale of the notes is attached as Exhibit 1.1 to this Report. The notes will mature on December 15, 2009. Interest on the notes will accrue at 10% per annum. Interest will be payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2000. The notes will be general unsecured obligations of the Registrant, will rank equal in right of payment with the Registrant's other existing and future senior unsecured indebtedness and will be effectively subordinated to the Registrant's existing and future secured indebtedness to the extent of the assets that secure such indebtedness and to the Registrant's subsidiaries, existing or future indebtedness, whether or not secured. The notes will be redeemable on or after December 15, 2004, at the Registrant's option, in whole or in part, at the prices set forth in the indenture, together with accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 15, 2002, the Registrant will be permitted to redeem up to 35% of the original aggregate principal amount of each of the Dollar notes and the Euro notes, determined separately, at a redemption price equal to 110% of the principal amount, in the case of the Dollar notes redeemed, and 110% of the principal amount, in the case of the Euro notes redeemed, in each case plus accrued and unpaid interest, if any, through the date of redemption; provided that at least 65% of the original aggregate principal amount of each of the Dollar notes and the Euro notes, determined separately, originally issued pursuant to the indenture remains outstanding after the redemption and the Registrant uses the net cash proceeds of any public equity offerings resulting in gross proceeds of at least $100 million. The indenture contains standard events of default, including defaults in the payment of principal, premium and interest on the notes, defaults in the compliance with covenants contained in the indenture, cross-defaults on more than $15 million of other indebtedness of the Registrant, failure to pay more than $15 million of judgements and certain events of bankruptcy or insolvency with respect to the Registrant or its subsidiaries.

            Concurrently with the notes offering, certain of the Registrant's stockholders sold 4,895,000 shares of the Registrant's class A common stock in an underwritten public offering on November 17, 1999, at $39.4375 per share. The underwriting agreement relating to this sale of class A common stock is attached as
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                                                                               3


Exhibit 1.2 to this Report. On November 19, 1999, the underwriters for that offering exercised the over-allotment option granted to them under that underwriting agreement and accordingly the stockholders sold 734,250 additional shares of class A common stock. The Registrant did not receive any proceeds from these sales.

            In addition, on November 17, 1999, DECS Trust VI completed its registered offering of 10,000,000 DECS. DECS Trust VI, which is a closed-end management investment company and not affiliated with the Registrant, entered into prepaid forward contracts with certain of the Registrant's stockholders pursuant to which holders of the DECS may receive cash and/or shares of the Registrant's class A common stock on or about November 15, 2002. The DECS were issued at $ 39.4375 per DECS. On November 19, 1999, the underwriters for that offering exercised the over-allotment option granted to them under the underwriting agreement relating to the DECS transactions and accordingly DECS Trust VI sold 1,500,000 additional DECS. The Registrant did not receive any proceeds from these transactions.

            The notes, the shares of class A common stock sold in the secondary offering by certain of the Registrant's stockholders and the shares of class A common stock to be delivered to the DECS holders pursuant to the terms of the DECS have been registered under the Registrant's universal shelf registration statement on Form S-3 (Registration No.333-89087).

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                                                                               4


Item 7. Financial Statements and Exhibits

      (a)   Financial Statements, Pro Forma Financial Information and Exhibits.

            Not applicable.

      (b)   Pro forma financial statements.

            Not applicable.

      (c)   Exhibits

                  Exhibit number                   Description of Exhibit
               (Referred to Item 601
                 of Regulation S-K)
            ---------------------------    -------------------------------------
                        1.1                Underwriting Agreement, dated as of
                                           November 12, 1999, by and among the
                                           Registrant and Salomon Smith Barney
                                           Inc., Chase Securities Inc., Deutsche
                                           Bank Securities Inc., Donaldson,
                                           Lufkin & Jenrette Securities
                                           Corporation, Goldman, Sachs & Co. and
                                           Morgan Stanley & Co. Incorporated, as
                                           representatives of the underwriters.

                        1.2 Underwriting Agreement, dated as of November 12, 1999, by and among the Registrant, certain selling stockholders of the Registrant and Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Donaldson, Lufkin & Jenrette
                                           Securities Corporation, Goldman,
                                           Sachs & Co. and Merrill Lynch,
                                           Pierce, Fenner & Smith Incorporated,
                                           as representatives for the
                                           underwriters.

                        4.1 Indenture, dated as of November 17, 1999, by and between the Registrant and The Bank of New York, as trustee.
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                                                                               5


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METROMEDIA FIBER NETWORK, INC.


                                       By: /s/ Gerard Benedetto
                                       ------------------------------
                                           Name:  Gerard Benedetto
                                           Title: Chief Financial Officer

Date: November 24, 1999
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                                                                               7


                                  EXHIBIT INDEX

                    Exhibit number                Description of Exhibit
                (Referred to Item 601
                 of Regulation S-K)
            ---------------------------    ------------------------------------

                     1.1  --               Underwriting Agreement, dated as of
                                           November 12, 1999, by and among
                                           Metromedia Fiber Network, Inc. and
                                           Salomon Smith Barney Inc., Chase
                                           Securities Inc., Deutsche Bank
                                           Securities Inc., Donaldson, Lufkin &
                                           Jenrette Securities Corporation,
                                           Goldman, Sachs & Co. and Morgan
                                           Stanley & Co. Incorporated, as
                                           representatives of the underwriters.

                     1.2  --               Underwriting Agreement, dated as of
                                           November 12, 1999, by and among
                                           Metromedia Fiber Network, Inc.,
                                           certain selling stockholders of
                                           Metromedia Fiber Network, Inc. and
                                           Salomon Smith Barney Inc., Credit
                                           Suisse First Boston Corporation,
                                           Deutsche Bank Securities Inc.,
                                           Donaldson, Lufkin & Jenrette
                                           Securities Corporation, Goldman,
                                           Sachs & Co. and Merrill Lynch,
                                           Pierce, Fenner & Smith Incorporated,
                                           as representatives for the
                                           underwriters.

                     4.1  --               Indenture, dated as of November 17,
                                           1999, by and between Metromedia Fiber
                                           Network, Inc. and The Bank of New
                                           York, as trustee.